Goodwill	12 Months Ended
Oct. 31, 2021
Goodwill [Abstract]
Goodwill
10 Goodwill

		October 31, 2021	October 31, 2020
	Note	$m	$m
Net book value
At November 1		3,835.4	6,671.3
Acquisitions	31	7.2	1.4
Impairment charge		-	(2,799.2)
Effects of movements in exchange rates		30.1	(38.1)
Transferred to assets held for sale	30	(147.2)	-
At October 31,		3,725.5	3,835.4
A CGU-level summary of the goodwill allocation is presented below:
Micro Focus		3,725.5	3,835.4

Goodwill acquired through business combinations has been allocated to a cash-generating unit (“CGU”) for the purpose of impairment testing.
The goodwill arising in the year ended October 31, 2021, related to the Streamworx and Full 360 acquisitions of $7.2 million (note 31, “Acquisitions”) 2020: $1.4 million related to the acquisition of Atar Labs), has been allocated to the Micro Focus CGU as this is consistent with the segment reporting that is used in internal management reporting. Of the addition to goodwill, all amounts are expected to be deductible for tax purposes.
Goodwill with a net book value of $147.2 million (Costs $253.4 million, impairment ($106.2) million) has been allocated to the Digital Safe business and been reclassified as held for sale in the period and is shown as part of the current assets held for sale in the consolidated statement of financial position and not included in the balance at October 31, 2021 shown above. See note 30 “Discontinued operation and assets held for sale” for additional details.
Impairment test
Goodwill is tested annually for impairment, or more frequently where there is an indication of impairment. An impairment test is a comparison of the carrying value of the assets of the CGU with their recoverable amount. Where the recoverable amount is less than the carrying value, an impairment results. The Group’s annual test is performed at October 31.
The Group has performed the impairment test at October 31, 2021 incorporating its knowledge of the business into that testing and noting at that date the market capitalisation was less than the net assets of the Group, which was taken into account during the impairment test. The recoverable amount of the Micro Focus CGU is $9.3 billion and excludes the Digital Safe business which is held for sale (2020: $9.3 billion including the Digital Safe business) based on its value in use (“VIU”) calculation. As of October 31, 2021 the Group’s recoverable amount exceeds the carrying value of the net assets of the CGU by $1.2 billion (October 31, 2020: an impairment charge of $2.8 billion, solely related to goodwill, was recognized in administrative expenses as an exceptional cost in the Consolidated Statement of Comprehensive Income).
The recoverable amount of the Micro Focus CGU is determined based on its VIU. The VIU includes estimates about the future financial performance of the CGU and is based on five-year projections and then a terminal value calculation. It utilizes board approved forecasts for the first four years discounted to present value and the fifth year reflects management’s expectations of the long-term growth prospects which have been applied based upon the expected operating performance of the CGU and Growth prospects in the CGU’s market. The cash flow projections and inputs combine past performance with adjustments as appropriate where the directors believe that past performance and rates are not indicative of future performance and rates.
Impairment reviews under IAS 36 are required to exclude cost savings resulting from restructuring activities which have not yet commenced. The VIU calculation excludes such cost saving impacts, which are included in the board approved forecasts.

Key assumptions
Key assumptions in the VIU are considered to be the discount rate, average annual revenue growth rate by product group and the long-term cash flow growth rate. These have been assessed taking into consideration the current economic climate and the resulting impact on expected growth and discount rates.
The average annual revenue growth rate by product group, long-term cash flow growth rate and discount rate used in the VIU calculation are:

	October 31, 2021	October 31, 2020	Basis of assumptions
Long-term cash flow growth rate for terminal value	1.0%	1.0%
Long-term growth rate into perpetuity is based on nominal long term GDP growth forecasts for the main countries in which the CGU operates adjusted where deemed relevant by management to factor in competition and the maturity of the business.

Pre-tax discount rate[1]	10.6%	10.9%
The discount rate applied to the cash flows is based on the risk free rate for 30 year US government bonds. This rate is adjusted for a risk premium to reflect the increased risk of investing in equities. This risk premium is derived by observing an equity market risk premium (that is the required return over and above a risk free rate by an investor who is investing in the market as a whole) based on external sources and adjusting this with reference to both a beta and a size premium to reflect the risk of the cash-generating unit relative to the market as a whole to provide a cost of equity. Cost of debt is based on external indices reflecting the Group’s credit rating. Cost of equity and debt are then weighted based on market participant leverage.

Average annual revenue growth rate by product group	(4.2)% to 4.5%	(8.1)% to 2.2%
Average annual growth rates by product group are based on a combination of management’s past experience, management’s plans and observable trends in the markets in which the Group’s products operate in and updated for the impact of significant new agreements entered into where relevant, for example, the agreement with AWS on the modernization of mainframe applications and workloads signed in FY21.

1	This equates to a post-tax discount rate of 8.0% (2020: 8.2%).

Sensitivity analysis
In undertaking this analysis, the directors have considered reasonably possible changes in the key assumptions, taking into consideration that the Group is insulated from some significant adverse impacts by its geographical spread and could quickly respond to market changes. The sensitivities are prepared on the basis that the reasonably possible change in each key assumption would not have a consequential impact on other key assumptions used in the impairment review. The sensitivities disclosed below are on the VIU calculation, which, as explained above, excludes the cost savings expected from restructuring which has not commenced as at October 31, 2021.
The directors have assessed that a reasonably possible change in the discount rate is an absolute movement of 1.0% (2020: 1.0%). An increase in the discount rate of 1% to 11.6% would reduce the headroom at October 31, 2021 by $0.8 billion to $0.4 billion. An increase in the discount rate of 1.5% would reduce the amount by which the recoverable amount exceeds its carrying value from $1.2 billion to $nil. A decrease in the discount rate of 1% to 9.6% would increase the headroom at October 31, 2021 by $1.0 billion to $2.2 billion.
The directors have assessed that a reasonably possible change in the average annual revenue growth rate by product group is an absolute reduction of 2.0% (2020: 2.0%). A decrease in the average annual revenue growth rate by product group of 2.0% would result in an impairment recognized at October 31, 2021 of $0.8 billion. A decrease in the average annual revenue growth rate by product group of 1.2% would reduce the amount by which the recoverable amount exceeds its carrying value from $1.2 billion to $nil. This sensitivity has been presented before the impact of mitigating actions, such as cost saving that would be taken in such a scenario and which would at least partially offset such a reduction in cash inflows.
The directors have assessed that a reasonably possible change in the long-term growth rate is an absolute change of 0.5% (2020: 0.5%). An increase of 0.5% would increase the headroom at October 31, 2021 by $0.4 billion to $1.6 billion. A decrease of 0.5% would decrease the headroom at October 31, 2021 by $0.3 billion to $0.9 billion. The directors have assessed that there is not a reasonable possible change in the long-term growth rate that would reduce the recoverable amount to below its carrying value.